Taxation	12 Months Ended
Dec. 31, 2025
Taxation
Taxation

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.2.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2025	2024	2023
	$ million	$ million	$ million
Current taxation:
UK corporation tax at 25.0% (2024: 25.0%; 2023: 23.5%)	23	13	15
Overseas tax	147	182	165
Current income tax charge	170	195	180
Adjustments in respect of prior periods	(41)	(37)	(45)
Total current taxation	129	158	135
Deferred taxation:
Origination and reversal of temporary differences	10	(79)	(116)
Changes in tax rates	(1)	–	(2)
Adjustments to estimated amounts arising in prior periods	16	7	10
Total deferred taxation	25	(72)	(108)
Total taxation as per the income statement	154	86	27
Taxation in other comprehensive income	(4)	6	(18)
Taxation in equity	(4)	1	–
Taxation charge attributable to the Group	146	93	9

The 2025, 2024 and 2023 net prior period adjustments of $25m, $30m and $35m respectively relate principally to provision releases following the resolution of tax audits and other uncertain tax matters, and other one-off items.

The total taxation charge of $154m as per the income statement includes a $58m net credit (2024: $87m net credit, 2023: $113m net credit) as a consequence of restructuring and rationalisation-related costs, acquisition and disposal-related items, amortisation and impairment of acquisition intangibles and legal and other items.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges, including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time, the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Total tax liabilities include $71m (2024: $95m) in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other payables include $17m (2024: $14m) of interest on these provisions. There are $16m (2024: $34m) of tax receivables.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Depending on the final outcome of tax audits which are currently in progress, statute of limitations expiry, and other factors, an impact on the tax charge could arise. While such an impact can vary from year to year, these releases depend on factors which are uncertain, both as to outcome and timing. However, at the current time, we believe the possibility of a material impact on the tax charge for 2026 is unlikely.

Pillar Two

The OECD Pillar Two GloBE Rules (Pillar Two) introduced a global minimum corporation tax rate of 15% applicable to multinational enterprise groups with global revenue over €750m. The Pillar Two rules first applied to the Group for its accounting period commencing 1 January 2024. On 23 May 2023, the International Accounting Standards Board (IASB) amended IAS 12 to introduce a mandatory temporary exception to the accounting for deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules. On 19 July 2023 the UK Endorsement Board adopted the IASB amendments to IAS 12.

The Group has performed an assessment of its exposure to Pillar Two income taxes and the Pillar Two current tax charge for the period ended 31 December 2025 is approximately $8m (2024: $8m).

The Group is adopting the mandatory temporary exception from the recognition and disclosure of deferred taxes arising the Pillar Two model rules.

The Group does not meet the threshold for application of the Pillar One transfer pricing rules.

Group financial statements continued

Notes to the Group accounts continued

5 Taxation continued

The UK standard rate of corporation tax for 2025 is 25.0% (2024: 25.0%, 2023: 23.5%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge.

	2025	2024	2023
	$ million	$ million	$ million
Profit before taxation	779	498	290
Expected taxation at UK statutory rate of 25.0% (2024: 25.0%, 2023: 23.5%)	195	125	68
Differences in overseas taxation rates[1]	(30)	(33)	(24)
Innovation reliefs[2]	(9)	(10)	(7)
Recognition of previously unrecognised temporary differences[3]	(10)	(8)	(14)
Expenses not deductible for tax purposes[4]	24	32	38
Pillar Two top up taxes[5]	8	8	–
Change in tax rates	(2)	–	(2)
Withholding tax	3	2	3
Adjustments in respect of prior years[6]	(25)	(30)	(35)
Total taxation charge as per the income statement	154	86	27

1	Difference between profits taxed at UK tax rate and countries with a lower tax rate, partially offset by profits taxed in countries with a higher tax rate than the UK.
2	Innovation incentives relating to R&D expenditure and income arising from UK patents.
3	Deferred tax credit arising from reassessment of deferred tax asset recoverability using latest forecasts.
4	In 2025, this includes a $13m impact relating to non-tax deductible acquisition related costs, and other permanent differences where items are deductible for accounting but not tax purposes (2024: $16m impact of non-tax deductible impairment on UK owned investments, 2023: $7m impact of non-tax deductible impairment on UK owned investments).
5	Additional taxes arising from the implementation of Pillar Two legislation (see above) which was effective from 1 January 2024.
6	The adjustments in respect of prior years are explained on page 224.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement	Losses	provisions
	tax		benefit	and other	and other
	depreciation	Intangibles	obligations	tax credits	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2023	(91)	(138)	(6)	198	302	265
Exchange adjustment	–	–	–	(1)	(7)	(8)
Movement in income statement – current year	7	22	4	32	14	79
Movement in income statement – prior years	(11)	–	–	–	4	(7)
Movement in other comprehensive income	–	–	(1)	–	(5)	(6)
Movement in equity	–	–	–	–	(1)	(1)
Acquisitions	–	(19)	–	16	–	(3)
At 31 December 2024	(95)	(135)	(3)	245	307	319
Exchange adjustment	(2)	–	(1)	5	3	5
Movement in income statement – current year	(18)	18	(1)	(4)	(5)	(10)
Movement in income statement – prior years	(16)	17	–	(7)	(10)	(16)
Movement in other comprehensive income	–	–	–	–	4	4
Changes in tax rate	–	–	(1)	–	2	1
Movement in equity	–	–	–	–	4	4
At 31 December 2025	(131)	(100)	(6)	239	305	307

Represented by:

	2025	2024
	$ million	$ million
Deferred tax assets	347	350
Deferred tax liabilities	(40)	(31)
Net position at 31 December	307	319

The deferred tax asset of $305m (2024: $307m) relating to inventory, provisions and other differences comprises deferred tax relating to inventory of $127m (2024: $92m), provisions and other short-term temporary differences of $169m (2024: $206m) and bad debt provisions of $9m (2024: $9m).

The Group has gross unused tax losses and other credits of $1,368m (2024: $1,342m), gross unused research and development tax credits of $24m (2024: $28m) and gross unused capital losses of $153m (2024: $142m), available for offset against future profits. $313m of losses will expire within 3-7 years from the balance sheet date if not utilised.

A deferred tax asset of $239m (2024: $245m) has been recognised in respect of $1,112m (2024: $1,094m) of tax losses and other tax credits and $12m (2024: $16m) of research and development tax credits. No deferred tax asset has been recognised on the remaining unused tax losses as it is not probable that future taxable profits will be available against which they can be utilised.

Management will reassess the recoverability of deferred tax assets at each balance sheet date by taking into account all relevant and available information. The Group assesses the likelihood of these being recovered within a reasonably foreseeable timeframe, being typically a minimum of five years, taking into account the future expected profit profile and business model of each relevant company or country, and any potential legislative restrictions on use. Short-term timing differences are generally recognised ahead of losses and other tax attributes as being likely to reverse more quickly.